CHASE SECURITIES INC.

NEW ISSUE TERMS

CHASE FUNDING TRUST, SERIES 2000-3
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2000-3

$720,000,000

Chase Funding, Inc. -- Depositor
Advanta Mortgage Corp. USA -- Subservicer
Chase Manhattan Mortgage Corporation -- Seller and Master Servicer

                             SUMMARY OF TRANCHES
--------------------------------------------------------------------------------------
                                                   EXPECTED   WEIGHTED
                                     PASS THROUGH    FINAL    AVERAGE       RATINGS
            PRINCIPAL       BOND         RATE      MATURITY    LIFE TO       (S&P
   CLASS      AMOUNT        TYPE     DESCRIPTION    TO CALL   CALL         /FITCH)
                                                      (1)     (YRS) (1)
--------------------------------------------------------------------------------------
   IA-1    45,500,000       SEQ      Floating (2)    6/02        0.96       AAA/AAA
   IA-2    22,250,000       SEQ       Fixed (2)      4/03        2.15       AAA/AAA
   IA-3    20,500,000        SEQ       Fixed (2)     7/04        3.15       AAA/AAA
   IA-4    26,500,000       SEQ       Fixed (2)      9/07        5.13       AAA/AAA
   IA-5    20,250,000       SEQ      Fixed (2)(3)    8/10        9.45       AAA/AAA
   IA-6    15,000,000       NAS       Fixed (2)      3/10        6.72       AAA/AAA
   IM-1     3,600,000       MEZ       Fixed (2)      8/10        6.63        AA/AA
   IM-2     3,200,000       MEZ       Fixed (2)      8/10        6.63         A/A
   IB       3,200,000       SUB       Fixed (2)      8/10        6.44       BBB/BBB

   IIA-1   481,600,000   PASS-THRU     Floating      12/07       2.47       AAA/AAA
                                        (3)(4)
   IIM-1   30,800,000       MEZ        Floating      12/07       4.92        AA/AA
                                        (3)(4)
   IIM-2   26,600,000       MEZ        Floating      12/07       4.87         A/A
                                        (3)(4)
   IIB     21,000,000       SUB        Floating      12/07       4.82       BBB/BBB
                                        (3)(4)
--------------------------------------------------------------------------------------


(1) The Group I Certificates will be priced at 20% HEP while the Group II Certificates will be priced at 27% CPR. Assumes 10% call by group.

(2) Preliminary, subject to a cap based on the weighted average net loan rate of the Group I Loans.

(3) If the 10% cleanup call, with respect to the related Loan Group, is not exercised on the first distribution date on which it is exercisable, the coupon on the Class IA-5 Certificates will increase by 50 bps per annum, the margin on the Class IIA-1 Certificates will increase to 2x the IIA-1 margin, and the margin on the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their related margins.

(4) Subject to an available funds cap and a cap based on the weighted average of the net maximum lifetime rates on the Group II Loans.

   COLLATERAL CHARACTERISTICS* - FIXED RATE MORTGAGE LOAN GROUP SUMMARY REPORT


Aggregate Outstanding Principal Balance                     $110,361,401
Aggregate Original Principal Balance                        $110,506,075
Number of Mortgage Loans                                           1,356

                                                  MINIMUM        MAXIMUM         AVERAGE(1)
                                                  -------        -------         ----------
Original Principal Balance ($):                   $11,000       $726,000            $81,494
Outstanding Principal Balance ($):                $11,000       $725,670            $81,387

                                                                                  WEIGHTED
                                                  MINIMUM        MAXIMUM         AVERAGE(2)
                                                  -------        -------         ----------
Original Term (months)                                120            360                256
Stated Remaining Term (months)                        117            360                255
Expected Remaining Term (months)                      117            360                255
Loan Age (months)                                       0             10                  1

Current Interest Rate                              7.150%        14.375%            10.479%

Original Loan-to-Value                              8.57%         95.00%             71.30%

Credit Score (3)                                      489            806                618

                                                 EARLIEST         LATEST
                                                 --------         ------
Origination Dates                                 10/1999        08/2000
Maturity Dates                                    06/2010        09/2030



* The collateral information contained herein will be superseded by the description of the collateral contained in the final prospectus.
Notes:
(1)  Sum of Principal Balance divided by total number of loans.
(2)  Weighted by Outstanding Principal Balance.
(3)  Minimum and Weighting only for loans with scores.

COLLATERAL CHARACTERISTICS* - ADJUSTABLE RATE MORTGAGE LOAN GROUP SUMMARY REPORT


Aggregate Outstanding Principal Balance                      $372,996,679
Aggregate Original Principal Balance                         $373,270,000
Number of Mortgage Loans                                            2,981

                                                    MINIMUM       MAXIMUM        AVERAGE(1)
                                                    -------       -------        ----------
Original Principal Balance ($):                     $13,750    $1,000,000          $125,216
Outstanding Principal Balance ($):                  $13,750    $1,000,000          $125,125

                                                                                  WEIGHTED
                                                    MINIMUM       MAXIMUM        AVERAGE(2)
                                                    -------       -------        ----------
Original Term (months)                                  360           360               360
Stated Remaining Term (months)                          353           360               359
Expected Remaining Term (months)                        262           360               358
Loan Age (months)                                         0             7                 1

Current Interest Rate                                6.450%       14.375%           10.324%
Initial Interest Rate Cap                            1.000%        3.000%            2.972%
Periodic Rate Cap                                    1.000%        1.500%            1.486%
Gross Margin                                         3.250%        8.750%            5.751%
Maximum Mortgage Rate                               13.450%       21.000%           17.314%
Minimum Mortgage Rate                                6.450%       14.375%           10.324%

Months to Roll                                            4            60                28

Original Loan-to-Value                               13.74%        95.00%            76.87%

Credit Score (3)                                        464           798               614

                                                   EARLIEST        LATEST
                                                   --------        ------
Origination Dates                                   01/2000       08/2000
Maturity Dates                                      02/2030       09/2030


* The collateral information contained herein will be superseded by the description of the collateral contained in the final prospectus.
Notes:
(1)  Sum of Principal Balance divided by total number of loans.
(2)  Weighted by Outstanding Principal Balance.
(3)  Minimum and Weighting only for loans with scores.